Exhibit 24.1

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 2007.

/s/ GEORGE S. ABRAMS
George S. Abrams

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 2007.

/s/ ELLEN V. FUTTER
Ellen V. Futter

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 2007.

/s/ ALAN C. GREENBERG
Alan C. Greenberg

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 2007.

/s/ ROBERT K. KRAFT
Robert K. Kraft

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 2007.

/s/ CHARLES E. PHILLIPS, JR.
Charles E. Phillips, Jr.

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 2007.

/s/ SHARI REDSTONE
Shari Redstone

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 2007.

/s/ SUMNER M. REDSTONE
Sumner M. Redstone

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 2007.

/s/ FREDERIC V. SALERNO
Frederic V. Salerno

VIACOM INC.

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the “Company”), hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (and any amendments thereto); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 2007.

/s/ WILLIAM SCHWARTZ
William Schwartz